Execution Version
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 20th day of November, 2019, by and among (a) KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), (b) COGNICAL, INC., a Delaware corporation (“Holdings”), (c) MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, as administrative, payment and collateral agent for each of the Lenders (in such capacities, “Agent”), (d) each of the Lenders party hereto.

RECITALS

A.Borrower, Holdings, Agent and Lenders have entered into that certain Loan and Security Agreement, dated as of May 14, 2019, as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 14, 2019, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of November 8, 2019 by and among Borrower, Holdings, Agent and Lenders (as heretofore and as may be hereafter further amended, modified, restated, amended or restated from time to time the “Loan Agreement”).

B.Agent, Borrower and each Lender have agreed to execute this Amendment for purposes of accomplishing the matters set forth herein, all on the terms and subject to the conditions set forth herein.

C.On or about November 16, 2019, Borrower delivered to Agent a Monthly Servicing Report indicating that there had been an Advance Rate Trigger Event with respect to the January 2019 Vintage Pool as of October 31, 2019 and advised the Agent that such Vintage Pool failed to comply with the Cumulative Cash Collection Percentage Ratio requirements under the Loan Agreement (the “Specified Advance Rate Trigger Event”).

D.As a result of the Specified Advance Rate Trigger Event, the Advance Rate was lowered from 85% to 80%, which in turn caused the aggregate outstanding principal balance of the Loan to exceed the Borrowing Base, and the existence of such excess resulted in a violation of the first sentence of Section 2.6(c) and required a prepayment of the Loan to eliminate the excess pursuant to the second sentence of Section 2.6(c) (collectively, the “Borrowing Base Deficiency Event”).

E.The Agent has agreed on the terms and conditions set forth herein to (i) amend the definition of Advance Rate Trigger Event and the Default Trigger Event to exclude January 2019 Vintage Pool, with retroactive effect to October 31, 2019, thereby eliminating the occurrence of the Borrowing Base Deficiency Event, (ii) treat the Specified Advance Rate Trigger Event as having not occurred for purposes of the second sentence of the definition of Advance Rate (including the proviso thereto), and (iii) waive any Default or Event of Default that may have arisen from the Borrowing Base Deficiency Event.

Agreement
    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement as amended by this Amendment (the “Loan Agreement”).

2.Amendments to Loan Agreement.
2.1Upon the satisfaction of the conditions set forth in Section 5, Section 1.1 of the Loan Agreement is hereby amended, with retroactive effect to October 1, 2019, by amending and restating the introductory paragraph of the definition of “Advance Rate Trigger Event” in its entirety to read as follows:
““Advance Rate Trigger Event” shall mean the occurrence of any of the following events with respect to the portfolio of Pledged Leases securing the Loan, in each case, to be tested as of the last day of each calendar month but without giving effect to any Vintage Pool created prior to the February 2019 Vintage Pool:”

1.1Upon the satisfaction of the conditions set forth in Section 5, Section 1.1 of the Loan Agreement is hereby amended, with retroactive effect to October 1, 2019, by amending and restating the introductory paragraph of the definition of “Default Trigger Event” in its entirety to read as follows:
““Default Trigger Event” shall mean the occurrence of any of the following events with respect to the portfolio of Pledged Leases securing the Loan, in each case, to be tested as of the last day of each calendar month but without giving effect to any Vintage Pool created prior to the February 2019 Vintage Pool:”
3.Limited Waiver and Amendments.
3.1Upon the satisfaction of the conditions set forth in Section 5 hereof after giving effect to the amendments set forth in Section 2, the Agent and the Lenders hereby (i) agrees that the Specified Advance Rate Trigger Event shall be deemed to have not occurred for purposes of the second sentence of the definition of Advance Rate (including the proviso thereto) of the Loan Agreement and (ii) waives any Default or Event of Default that may have arisen from the occurrence of the Borrowing Base Deficiency Event. Except as expressly set forth in Section 2 and in the preceding sentence, this Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Loan Agreement, the other Loan Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other related document (all of which rights are hereby expressly reserved by Agent and the Lenders), (ii) amend or alter any provision of the Loan Agreement, any other Loan Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or Holdings or any of their respective Affiliates or any right, privilege or remedy of Agent or any Lender under the Loan Agreement, any other Loan Document or any other related document or (iv) constitute any consent (deemed or express) by Agent or any Lender to any prior, existing or future violations of the Loan Agreement, any other Loan Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Loan Agreement, any other Loan Document or any other related document.
3.2This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Amendment, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties and Covenants. To induce Agent and Lenders to enter into this Amendment, Borrower and Holdings, jointly and severally, hereby represent and warrant to Agent and each Lender as follows:
4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) except with respect to the Existing Event of Default, no Event of Default has occurred and is continuing;
4.2Each of Borrower and Holdings has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement;
4.3The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of their respective obligations under the Loan Agreement have been duly authorized;
4.4The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower or Holdings, except as already has been obtained or made; and
4.5This Amendment has been duly executed and delivered by each of Borrower and Holdings and is the binding obligation of each of Borrower and Holdings, enforceable against each of Borrower and Holdings in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Conditions Precedent to Effectiveness of Amendment Against Agent and Lenders. This Amendment shall not be effective against Agent or any Lender unless and until each of the following conditions shall have been satisfied as of the date hereof, in Agent’s sole discretion:
5.1Agent shall have received this Amendment, duly executed by Borrower and Holdings;
5.2Agent shall have received such additional documents, instruments and information as Agent may request;
5.3Borrower shall have paid to Agent, on behalf of itself and the Lenders, all fees, costs and expenses due and owing to Agent and the Lenders as of the date hereof (including the costs of any counsel to the Agent or the Lenders); and
5.4Except with respect to the Existing Event of Default, no Trigger Event, Event of Default, default or Default which, based on the passage of time, will become an Event of Default, shall have occurred as of the date hereof.
6.Integration. This Amendment and the Loan Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.
7.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages.
8.Release. BORROWER AND HOLDINGS, TOGETHER WITH THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT AND EACH LENDER AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL

PROCEEDINGS BY ANY RELEASOR OR ANY OF THEIR RESPECTIVE AFFILIATES AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY, PURPORTED TO BE RELEASED HEREBY OR ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING IN FAVOR OF, THROUGH OR BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.
9.Waiver of Compliance with Article 9 of UCC. To the extent not prohibited by applicable law, each of Borrower and Holdings: (a) waives its right to receive notice under, and any other rights in respect to, Sections 9-611, 9-620(e), 9-621 and 9-623 of the UCC; (b) waives any right to object to the sale, transfer, conveyance or surrender of the Collateral; (c) waives any obligation of Agent to dispose of the Collateral under the UCC or otherwise; (d) waives any other right, whether legal or equitable, which Borrower or Holdings may possess in and to the Collateral; (e) agrees that the transactions contemplated herein have been effected and negotiated in a commercially reasonable manner; and (f) agrees that Agent and each Lender has acted in, and has effected and negotiated the transactions contemplated herein, in good faith. Each of Borrower and Holdings acknowledges and agrees that the waivers set forth in this Section 12 and elsewhere in this Agreement constitute material consideration for the agreement of Agent and the Lenders to execute, deliver and accept this Agreement.
[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

KATAPULT SPV-1 LLC

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

HOLDINGS:

COGNICAL, INC.

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By: /s/ Matthew N. Rothfleisch___________
Name: Matthew N. Rothfleisch
Title: Authorized Signatory